EXHIBIT 99.1

Granite Construction                                         Enrollment Form for
Incorporated                                   Granite Construction Incorporated
                                                                    Common Stock
                                   Dividend Reinvestment and Stock Purchase Plan
                    ------------------------------------------------------------
                    This form when completed and signed, should be mailed in the courtesy envelope provided to: ChaseMellon Shareholder
                              Services Investor Services Program, P.O. Box 3339,
                                                South Hackensack N.J. 07606-1939

      Is this account for an existing shareholder? YES |_|  NO |_|
      --------------------------------------------------------------------------
1. Account Registration Complete only one section. Print clearly in CAPITAL LETTERS.

|_|   INDIVIDUAL OR JOINT ACCOUNT

      Owner's name
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      Owner's Social Security number           Owner's date of birth
      (used for tax reporting)                 Month      Day     Year
      |_||_||_| - |_||_| - |_||_||_||_|        |_||_| / |_||_| / |_||_|

      Joint Owner's name
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      Joint Owner's Social Security number
      (used for tax reporting)
      |_||_||_| - |_||_| - |_||_||_||_|

      The account will be registered "Joint Tenants with Rights
      of Survivorship" unless you check a box below:
      |_| Tenants in common    |_| Tenants by entirety    |_| Community property
      --------------------------------------------------------------------------

|_|   GIFT TRANSFER TO A MINOR (UGMA/UTMA)

      Custodian's name
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      Minor's name
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|


      Minor's Social Security number           Minor's date of birth     Donor's
     (required)                                Month      Day     Year    State
      |_||_||_| - |_||_| - |_||_||_||_|        |_||_| / |_||_| / |_||_|    |_|

|_|   TRUST (Please check only one of the trustee types)
      |_| Person as trustee     |_| Organization as trustee

      Trustee: Individual or organization name
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      and Co-trustee's name, if applicable
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      Name of trust
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      For the benefit of
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

                                               Date of trust             Donor's
      Trust taxpayer identification number     Month     Day      Year    State
      |_||_| - |_||_||_||_||_||_||_|           |_||_| / |_||_| / |_||_|    |_|


      |_| ORGANIZATION OR BUSINESS ENTITY
      Check one:  |_| Corporation  |_|Partnership  |_| Other

      Name of entity
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      Taxpayer identification number
      |_||_| - |_||_||_||_||_||_||_|
      --------------------------------------------------------------------------

2.    Address

      Mailing address (including apartment or box number)
      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

      City
      |_||_||_||_||_||_||_||_|||_||_|||_||_||_||_||_|

      State    Zip
      |_||_|  |_||_||_||_||_|-|_||_||_||_|

       Home phone
      ( |_||_||_| ) |_||_||_| - |_||_||_||_|

      Work phone
      ( |_||_||_| ) |_||_||_| - |_||_||_||_|

      For mailing address outside
      the U.S.:
       Country of residence       Province                Routing or postal code
       ------------------------   ----------------------  ----------------------
      |                       |   |                    |  |                    |
       ------------------------   ----------------------  ----------------------

      --------------------------------------------------------------------------
3.    Cash Purchase (Make checks payable to The Chase Manhattan Bank)

      |_| As a CURRENT registered shareholder I wish to make an additional investment. Enclosed is my check or money order for $______________. (Minimum $100 with the Maximum not to exceed $10,000 per month.)

      |_| As a NEW Investor I wish to enroll in the Plan by making an initial investment. Enclosed is my check or money order for $______________. (Initial investment must be a least $3,000 not to exceed $10,000)
            AS A NEW INVESTOR YOU MUST COMPLETE SECTIONS 1, 2, & 6.

      --------------------------------------------------------------------------
      Dividend Reinvestment (at least 25 shares must be reinvested)
4. You may choose to reinvest all or part of the dividends paid on Granite Construction Incorporated Common Stock. Please choose from the three options below:

      |_| Do not reinvest dividends. Remit any dividends to my address of record

      |_|   Reinvest the dividends on ALL shares.

      |_| I would like a portion of my dividends reinvested. Please reinvest the dividends on _________% of my shares. 100% of your dividends will be reinvested if a number of shares is not indicated.

      --------------------------------------------------------------------------
      Safekeeping
5. Common stock certificates deposited for safekeeping in your account must be in the same registration as your Plan account.

      |_| Please accept the enclosed certificate (s) for deposit to my account. Enclosed are ______________share certificates.
                                   insert number

                       certificate number            number of shares
                     -----------------------    ------------------------

                     -----------------------    ------------------------

                     -----------------------    ------------------------

                     -----------------------    ------------------------

                     -----------------------    ------------------------
                                                        T O T A L
                                                ------------------------

See next page for Tax Identification Number certification and signature

      --------------------------------------------------------------------------

6.    Account Authorization Signature (required)

      |_|   REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (Substitute Form W-9)

            I am a U.S. citizen or a resident alien. I certify, under penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (cross out the following if not true) (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

      |_|   CERTIFICATE OF FOREIGN STATUS (Substitute Form W-8)

            I am an exempt foreign citizen. I certify, under penalties of perjury, that for dividends, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation, partnership, estate, or trust) and I am an exempt foreign person. I have entered in Section 2 of this enrollment form the country where I reside permanently for Income tax purposes.

      |_|   FOR ORGANIZATIONS AND BUSINESS ENTITIES EXEMPT FROM BACKUP
            WITHHOLDING

            I qualify for exemption and my account will not be subject to tax reporting and backup withholding.


      MY/OUR SIGNATURES (S) BELOW INDICATES I/WE HAVE READ THE PLAN PROSPECTUS AND AGREE TO THE TERMS THEREIN AND HEREIN.

      Signature of Owner                           Date (month, day, year)
      --------------------------------------     --------------------------

      --------------------------------------     --------------------------

      Signature of Joint Owner
      --------------------------------------     --------------------------

      --------------------------------------     --------------------------

     If you need assistance, please call the Administrator at 1-888-854-5090